Subsequent Events	12 Months Ended
Dec. 31, 2025
Text Block 1 [Abstract]
Subsequent Events

Note 34. Subsequent Events

Declaration of Dividends

Subsequent to December 31, 2025, Enerflex declared a quarterly dividend of CAD $0.0425 per common share, payable on March 25, 2026 to shareholders of record on March 11, 2026. The Board will continue to evaluate dividend payments on a quarterly basis based on availability of cash flow, anticipated market conditions, and the general needs of the business.

Divestiture

Subsequent to December 31, 2025, Enerflex has entered into a definitive agreement to divest the majority of its operations in the APAC region to INNIO Group (“INNIO”). This business operates principally in Australia, Indonesia and Thailand and is primarily focused on the AMS product line. Completion of the transaction is subject to standard closing conditions and regulatory approvals, and is expected to close during the second half of 2026.